Exhibit 6

THIS SUPPLEMENTAL AGREEMENT is made on 29 July 2011

BETWEEN:

THE MINISTER FOR FINANCE OF IRELAND of Upper Merrion Street, Dublin 2 (hereinafter called the "Minister")

THE NATIONAL PENSIONS RESERVE FUND
COMMISSION
acting in its capacity as controller and manager of
the assets of the National Pensions Reserve Fund
of Treasury Building, Grand Canal Street, Dublin 2
(hereinafter called the "Commission")

THE NATIONAL TREASURY MANAGEMENT AGENCY of Treasury Building, Grand Canal Street, Dublin 2 (hereinafter called the "NTMA")

- and -

THE PERSONS WHOSE NAMES ARE SET OUT IN SCHEDULE 1 TO THE CONDITIONAL STOCK PURCHASE AGREEMENT REFERRED TO HEREIN (hereinafter called the "Buyers")

IT IS HEREBY AGREED AS FOLLOWS:

1.
This Agreement is supplemental to a Conditional Stock Purchase Agreement made between the parties hereto on 25 July 2011 (the “CSPA”).  Words and expressions defined in the CSPA shall have the same meanings herein unless it is otherwise expressly provided herein. The expression “SPA” shall mean a Stock Purchase Agreement made on 25 July 2011 between the Minister, the Commission and Fairfax Financial Holdings Limited, as amended by a Supplemental Agreement made on 29 July 2011 between the same parties.

2.	The CSPA is hereby amended as follows:

2.1
The Purchased Sale Stock shall mean the BoI Ordinary Stock sold and purchased pursuant to the SPA and Recital C and Clause 1.1 of the CSPA are amended accordingly, such that Recital C shall be deemed to read as follows:

“C. The Commission has agreed to sell, and Fairfax agreed to purchase, certain units of BoI Ordinary Stock (comprising part of the Commission Stock and such BoI Ordinary Stock as is sold and purchased pursuant to the Stock Purchase Agreement is hereinafter referred to as the “Purchased Sale Stock”) on the terms and subject to the conditions of the Stock Purchase Agreement.”

2.2	The definition of “Agreement” shall be deemed amended to include this Supplemental Agreement. Clause 1.1 of the CSPA is amended accordingly.

2.3	There shall be inserted a new definition at the appropriate (alphabetically determined) location in Clause 1.1 of the CSPA , as follows:

““Aggregate Sale Stock”, in respect of any Completion, the total number of units of BoI Ordinary Stock comprised in that Completion, in all preceding Completions which have occurred hereunder and any Completion as defined in the Stock Purchase Agreement;”.

2.4	Clauses 3.1, 3.2 and 3.3 of the CSPA shall be deemed amended to read as follows:

	“3.1	Subject to:

	3.1.1	the satisfaction in respect of each of the Buyers proceeding to Completion (and/or waiver by each such Buyer in accordance with Clause 2.3) of the First Conditions; and

	3.1.2	the provisions of Clause 3.4;

the Commission agrees to sell or procure the sale of the First Sale Stock and each such Buyer agrees on a several basis to purchase such number of units of BoI Ordinary Stock as will cause the aggregate number of units of BoI Ordinary Stock purchased by such Buyer pursuant to the Stock Purchase Agreement and upon First Completion to be equal to its Specified Proportion of the Aggregate Sale Stock, with effect from the First Completion Date free from all Encumbrances and with the benefit of all rights and advantages attaching to the First Sale Stock or accruing at the First Completion for the consideration specified in Clause 4.1.

	3.2	Subject to:

	3.2.1	the satisfaction in respect of each of the Buyers proceeding to Completion (and/or waiver by each such Buyer in accordance with Clause 2.7) of the Second Conditions; and

	3.2.2	the provisions of Clause 3.4;

the Commission agrees to sell or procure the sale of the Second Sale Stock and each such Buyer agrees on a several basis to purchase such number of units of BoI Ordinary Stock as will cause the aggregate number of units of BoI Ordinary Stock purchased by such Buyer pursuant to the Stock Purchase Agreement and upon First Completion and Second Completion to be equal to its Specified

2

Proportion of the Aggregate Sale Stock, with effect from the Second Completion Date free from all Encumbrances and with the benefit of all rights and advantages attaching to the Second Sale Stock or accruing at the Second Completion Date for the Consideration specified in Clause 4.1.

		3.3	Subject to:

		3.3.1	the satisfaction in respect of each of the Buyers proceeding to Completion (and/or waiver by each such Buyer pursuant to Clause 2.10) of the Third Conditions; and

		3.3.2	the provisions of Clause 3.4;

the Commission agrees to sell or procure the sale of the Third Sale Stock and each such Buyer agrees on a several basis to purchase such number of units of BoI Ordinary Stock as will cause the aggregate number of units of BoI Ordinary Stock purchased by such Buyer pursuant to the Stock Purchase Agreement and upon First Completion, Second Completion and Third Completion to be equal to its Specified Proportion of the Aggregate Sale Stock, with effect from the Third Completion Date free from all Encumbrances and with the benefit of all rights and advantages attaching to the Third Sale Stock or accruing at the Third Completion Date for the consideration calculated in accordance with Clause 4.1.”.

	2.5	Clause 14 of the CSPA shall be deemed amended to refer to this Supplemental Agreement as forming part of the entire agreement between the Parties relating to the transactions provided for in the CSPA.

3.	In all other respects, the CSPA is hereby confirmed.

4.	Clauses 12, 16, 17, 18 and 19 of the CSPA shall be deemed incorporated herein.

IN WITNESS whereof the Parties have entered into this Agreement and delivered it as a deed on the date specified above.

3

(EXECUTION PAGE OF CONDITIONAL STOCK PURCHASE AGREEMENT)

SIGNED for and on behalf of the MINISTER FOR FINANCE
by	John A. Moran

/s/ John A. Moran
A person authorised by Section 15(4) of the Ministers and Secretaries Act 1924

(EXECUTION PAGE OF CONDITIONAL STOCK PURCHASE AGREEMENT)

The Seal of the
NATIONAL PENSIONS RESERVE
FUND COMMISSION
as authenticated by the Chairman
and a Commissioner
/s/ Paul Carty
Chairman

/s/
Commissioner

(EXECUTION PAGE OF CONDITIONAL STOCK PURCHASE AGREEMENT)

The Seal of the
NATIONAL TREASURY MANAGEMENT
AGENCY
was affixed in the presence of:

Director

/s/ Eugene O'Gallagher
Director

(EXECUTION PAGE OF CONDITIONAL STOCK PURCHASE AGREEMENT)

SIGNED and DELIVERED AS A DEED on behalf of FAIRFAX FINANCIAL HOLDINGS LIMITED by its authorised signatory in the presence of:	/s/ Paul Rivett
Authorised Signatory (Signature)

Paul Rivett
/s/ Beth O'Hanlon	Print name
Witness (Signature)

Beth O'Hanlon
Print name

95 Wellington St. W., Toronto, Ontario M5J 2N7
Print address

(EXECUTION PAGE OF CONDITIONAL STOCK PURCHASE AGREEMENT)

SIGNED and DELIVERED AS A DEED on behalf of FIDELITY CONTRAFUND: FIDELITY ADVISOR NEW INSIGHTS FUND by its authorised signatory in the presence of:	/s/ Gary Ryan
Authorised Signatory (Signature)

Gary Ryan, Assistant Treasurer
/s/ Daniel Chisholm	Print name
Witness (Signature)

Daniel Chisholm
Print name

82 Devonshire St., Boston, MA
Print address

SIGNED and DELIVERED AS A DEED on behalf of FIDELITY CONTRAFUND: FIDELITY CONTRAFUND by its authorised signatory in the presence of:	/s/ Gary Ryan
Authorised Signatory (Signature)

Gary Ryan, Assistant Treasurer
/s/ Daniel Chisholm	Print name
Witness (Signature)

Daniel Chisholm
Print name

82 Devonshire St., Boston, MA
Print address

SIGNED and DELIVERED AS A DEED on behalf of VARIABLE INSURANCE PRODUCTS FUND III: BALANCED PORTFOLIO by its authorised signatory in the presence of:	/s/ Gary Ryan
Authorised Signatory (Signature)

Gary Ryan, Assistant Treasurer
/s/ Daniel Chisholm	Print name
Witness (Signature)

Daniel Chisholm
Print name

82 Devonshire St., Boston, MA
Print address

(EXECUTION PAGE OF CONDITIONAL STOCK PURCHASE AGREEMENT)

SIGNED and DELIVERED AS A DEED on behalf of FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR DIVIDEND GROWTH FUND by its authorised signatory in the presence of:	/s/ Gary Ryan
Authorised Signatory (Signature)

Gary Ryan, Assistant Treasurer
/s/ Daniel Chisholm	Print name
Witness (Signature)

Daniel Chisholm
Print name

82 Devonshire St., Boston, MA
Print address

SIGNED and DELIVERED AS A DEED on behalf of FIDELITY SECURITIES FUND: FIDELITY DIVIDEND GROWTH FUND by its authorised signatory in the presence of:	/s/ Gary Ryan
Authorised Signatory (Signature)

Gary Ryan, Assistant Treasurer
/s/ Daniel Chisholm	Print name
Witness (Signature)

Daniel Chisholm
Print name

82 Devonshire St., Boston, MA
Print address

SIGNED and DELIVERED AS A DEED on behalf of FIDELITY CAPITAL TRUST: FIDELITY VALUE FUND by its authorised signatory in the presence of:	/s/ Gary Ryan
Authorised Signatory (Signature)

Gary Ryan, Assistant Treasurer
/s/ Daniel Chisholm	Print name
Witness (Signature)

Daniel Chisholm
Print name

82 Devonshire St., Boston, MA
Print address

(EXECUTION PAGE OF CONDITIONAL STOCK PURCHASE AGREEMENT)

SIGNED and DELIVERED AS A DEED on behalf of FIDELITY ADVISER SERIES I: FIDELITY ADVISOR VALUE FUND by its authorised signatory in the presence of:	/s/ Gary Ryan
Authorised Signatory (Signature)

Gary Ryan, Assistant Treasurer
/s/ Daniel Chisholm	Print name
Witness (Signature)

Daniel Chisholm
Print name

82 Devonshire St., Boston, MA
Print address

SIGNED and DELIVERED AS A DEED on behalf of FIDELITY PURITAN TRUST: FIDELITY LOW-PRICED STOCK FUND by its authorised signatory in the presence of:	/s/ Gary Ryan
Authorised Signatory (Signature)

Gary Ryan, Assistant Treasurer
/s/ Daniel Chisholm	Print name
Witness (Signature)

Daniel Chisholm
Print name

82 Devonshire St., Boston, MA
Print address

(EXECUTION PAGE OF CONDITIONAL STOCK PURCHASE AGREEMENT)

SIGNED and DELIVERED AS A DEED on behalf of KENNEDY-WILSON INVESTMENTS, LLC by its authorised signatory in the presence of:	/s/ Matthew Windisch
Authorised Signatory (Signature)

Matthew Windisch
/s/ Brigitte Boudress	Print name
Witness (Signature)

Brigitte Boudress
Print name

9701 Wilshire Blvd., Beverly Hills, CA
Print address

(EXECUTION PAGE OF CONDITIONAL STOCK PURCHASE AGREEMENT)

SIGNED and DELIVERED AS A DEED
on behalf of
WLR Recovery Fund IV, L.P.
by WLR Recovery Associates IV LLC
its General Partner
by WL Ross Group, L.P.
its Managing Member
by El Vedado LLC
its General Partner
by its authorized signatory

in the presence of:	/s/ Wilbur L. Ross, Jr.
Manager (Signature) Wilbur L. Ross, Jr.

/s/ Stephen J. Naughton
Witness (Signature) Stephen J. Naughton 1166 Avenue of the Americas, 25th Floor New York, New York 10036

SIGNED and DELIVERED AS A DEED
on behalf of
WLR Recovery Fund V, L.P.
by WLR Recovery Associates V LLC
its General Partner
by WL Ross Group, L.P.
its Managing Member
by El Vedado LLC
its General Partner
by its authorized signatory

in the presence of:	/s/ Wilbur L. Ross, Jr.
Manager (Signature) Wilbur L. Ross, Jr.

/s/ Stephen J. Naughton
Witness (Signature) Stephen J. Naughton 1166 Avenue of the Americas, 25th Floor New York, New York 10036

(EXECUTION PAGE OF CONDITIONAL STOCK PURCHASE AGREEMENT)

SIGNED and DELIVERED AS A DEED
on behalf of
WLR/GS Master Co-Investment, L.P.
by WLR Master Co-Investment GP, L.P.
its General Partner
by WL Ross Group, L.P.
its Managing Member
by El Vedado LLC
its General Partner
by its authorized signatory

in the presence of:	/s/ Wilbur L. Ross, Jr.
Manager (Signature) Wilbur L. Ross, Jr.

/s/ Stephen J. Naughton
Witness (Signature) Stephen J. Naughton 1166 Avenue of the Americas, 25th Floor New York, New York 10036

SIGNED and DELIVERED AS A DEED
on behalf of
WLR IV Parallel ESC, L.P.
by WLR Recovery Associates IV LLC
its attorney-in-fact
by WL Ross Group, L.P.
its Managing Member
by El Vedado LLC
its General Partner
by its authorized signatory

in the presence of:	/s/ Wilbur L. Ross, Jr.
Manager (Signature) Wilbur L. Ross, Jr.

/s/ Stephen J. Naughton
Witness (Signature) Stephen J. Naughton 1166 Avenue of the Americas, 25th Floor New York, New York 10036

 (EXECUTION PAGE OF CONDITIONAL STOCK PURCHASE AGREEMENT)

SIGNED and DELIVERED AS A DEED on behalf of CAPITAL RESEARCH AND MANAGEMENT COMPANY by its authorised signatory in the presence of:	/s/ Mark G. Denning
Authorised Signatory (Signature)

Mark G. Denning
/s/ James Browning	Print name
Witness (Signature)

James Browning
Print name

c/o Capital International Limited
40 Grosvenor Place
London
SW1X 7GG
Print address